                                                                   Exhibit 10.2

                                  FIRST AMENDMENT
                                         TO
                                  CREDIT AGREEMENT


     This First Amendment is made as of the 30th day of December, 1998, by and among G&K SERVICES, INC., a Minnesota corporation ("G&K Inc.") and WORK WEAR CORPORATION OF CANADA LTD., an Ontario corporation ("Work Wear;" G&K Inc. and Work Wear sometimes individually referred to as a "Borrower" and collectively referred to as the "Borrowers"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association ("Norwest;" and, in its separate capacity as administrative agent for certain Banks (defined below), the "US Agent"), NBD BANK, a bank chartered under the laws of the State of Michigan ("NBD"), FIRST CHICAGO NBD BANK, CANADA, a bank chartered under the laws of Canada ("FCNBD," and, in its separate capacity as administrative agent for certain Banks, the "Canadian Agent") and each of the Banks appearing on the signature pages hereof (collectively the "Banks" and individually each a "Bank").


                                   RECITALS

     The Borrowers, Norwest, NBD and FCNBD entered into a Credit Agreement dated as of July 14, 1997, (the "Credit Agreement") and the Banks (other than Norwest, NBD and FCNBD) were added as additional "Banks" thereunder pursuant to Assignment Certificates executed thereafter, under which the Banks agreed to make certain revolving credit and term loans available to the Borrowers.

     The Banks have agreed to make certain amendments to the Credit Agreement, as requested by the Borrowers.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1. DEFINED TERMS. Capitalized terms used in this First Amendment which are defined in the Credit Agreement shall have the same meanings specified therein, unless otherwise defined herein.

     2. AMENDED DEFINITIONS. SECTION 1.1 of the Credit Agreement is hereby amended by deleting the definition "Debt Service Coverage Ratio" as it appears therein and by adding, or amending and restating in their entirety, as the case may be, the following definitions:

          "First Amendment" means the First Amendment to Credit Agreement dated as of December 30, 1998.

          "Interest Coverage Ratio" of the G&K Group means, with respect to the applicable Covenant Computation Period, the ratio of (a) the G&K Group's Pre-Tax Earnings PLUS Interest Expense to (b) the G&K Group's Interest Expense.

          "Permitted Business Acquisition" means the acquisition by a G&K Enterprise of (a) not less than fifty-one percent (51%) (in the aggregate) of those classes of securities having ordinary voting power in the acquired Person; provided that the Person acquired is immediately merged into the acquiring G&K Enterprise or becomes a Guarantor hereunder by executing and delivering to the Agent a Guaranty or (b) assets owned by another Person, provided such assets constitute an operating business unit, and, in the case of either (a) or (b) above, the aggregate consideration paid by such G&K Enterprise, in connection with such acquisition, does not exceed $75,000,000.

     3. COMMITMENT TO ISSUE LETTERS OF CREDIT. SECTION 2.7 of the Credit Agreement is amended by adding the word "Revolving" immediately before the word "Commitment" as it appears in the second line of such Section 2.7.

     4. ADJUSTMENT OF MARGINS. The period appearing at the end of SECTION 4.3 of the Credit Agreement is hereby deleted and is replaced with "; and" and new SUBSECTIONS (f) and (g) are hereby added to such SECTION 4.3 which read as follows:

          "(f) subject to SUBSECTION (g) below, in the event the audited financial statements of the G&K Group delivered under SECTION 7.1(a) result in calculation of different Margins than the Margins calculated upon delivery of the quarterly certificate under SECTION 7.1(b) for the fiscal year then ended, the Margins calculated in reliance on the audited financial statements of the G&K Group shall control and the Margins calculated in reliance thereon shall be effective retroactive to the date of any adjustment of Margins made in reliance upon such quarterly certificate and appropriate payments will be made by (or to) the Borrowers to account for such adjustments; and"

          "(g) in the event audited financial statements of the G&K Group delivered under SECTION 7.1(a) or the quarterly certificate delivered under
     SECTION 7.1(b) are restated retroactively as a result of a pooling of interests accounting treatment utilized by a G&K Enterprise in connection with a Permitted Business Acquisition, the Margins calculated in reliance on such audited financial statements or quarterly certificates previously delivered shall not be adjusted retroactively as a result of such restatement."

     5. REPORTING REQUIREMENTS. SECTION 7.1(d) of the Credit Agreement is hereby amended by deleting each reference to "month" as it appears therein, and inserting in place thereof the phrase "fiscal quarter".

     6. MINIMUM EBITDA. SECTION 7.8 of the Credit Agreement is hereby deleted in its entirety.

     7. DEBT SERVICE COVERAGE RATIO. The obligation of the G&K Group to comply with the Debt Service Coverage Ratio as set forth and described in
SECTION 7.9 of the Credit Agreement is hereby eliminated.

     8. MINIMUM INTEREST COVERAGE RATIO. SECTION 7.9 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 7.9 MINIMUM INTEREST COVERAGE RATIO. As of each Covenant Computation Date, the G&K Group (on a consolidated basis) will maintain its Interest Coverage Ratio as of each Covenant Computation Date at not less than the ratio set forth opposite such date below:

                                                     MINIMUM
          COVENANT COMPUTATION DATE            INTEREST COVERAGE RATIO
             December 26, 1998                       2.75 to 1.00
             March 27, 1999                          2.75 to 1.00
             June 26, 1999                           2.75 to 1.00
             September 25, 1999 and thereafter       3.00 to 1.00"

     9. MAXIMUM LEVERAGE RATIO. SECTION 7.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 7.11 MAXIMUM LEVERAGE RATIO. As of each Covenant Computation Date, the G&K Group (on a consolidated basis) will maintain its Leverage Ratio at not more than 3.00 to 1.00; PROVIDED that in computing EBITDA for purposes of this SECTION 7.11, EBITDA of the G&K Group shall be adjusted, on a pro forma basis, to include for the applicable Covenant Computation Period any historical EBITDA attributable to a Person or assets acquired by a G&K Enterprise as a Permitted Business Acquisition during such Covenant Computation Period."

     10. INDEBTEDNESS. SECTION 8.2(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(d) other unsecured indebtedness not permitted in this SECTION 8.2 not to exceed $150,000,000 in the aggregate at any time outstanding for the entire G&K Group;"

     11. INVESTMENTS. SECTION 8.4(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(h) investments (i) to purchase assets, stock or other securities of, or to make any investment or acquire any interest whatsoever in, any other Person, not to exceed five percent (5%) of the book value (as reported in the recently delivered quarterly report) of all assets of the G&K Group in the aggregate during any fiscal year of the G&K Group and (ii) to make Permitted Business Acquisitions; PROVIDED, that (A) the aggregate of all such investments made in reliance on this SECTION 8.4(h) during any fiscal year of the G&K Group shall not exceed $100,000,000 and (B) after giving effect to any investment made in reliance on this SECTION 8.4(h), the aggregate unfunded availability under the Revolving Commitments is not less than $25,000,000; and"

     12. RENTAL PAYMENTS. SECTION 8.13 of the Credit Agreement is hereby amended by deleting the number "$7,000,000" as it appears therein and inserting in place thereof the number "$15,000,000."

     13. EVENTS OF DEFAULT. SECTIONS 9.1(i) AND (j) of the Credit Agreement are hereby amended by adding the phrase "or Guarantor" after each reference to "Borrower" as it appears therein.

     14. AMENDMENT FEE. To induce the Banks to enter into this First Amendment, the Borrowers hereby agree to pay to the US Agent, for the account of such Banks entitled thereto, a non-refundable fee of $2,500 for each Bank executing this First Amendment with Commitments equal to or less than $15,000,000 in the aggregate and $4,000 for each Bank executing this First Amendment with Commitments greater than $15,000,000 in the aggregate, payable on December 29, 1998.

     15. CONDITIONS PRECEDENT. This First Amendment shall become effective on the business day on which the US Agent shall have received the following, each in form and substance satisfactory to the US Agent:

          (a) This First Amendment, duly executed on behalf of each Borrower, each Agent and not less than the Required Banks.

          (b) An opinion of the Borrowers' counsel as to the due authorization, execution, delivery and enforceability of this First Amendment by Borrowers.

          (c) An Acknowledgment and Agreement of Guarantors, duly executed by each Guarantor.

          (d) Evidence satisfactory to the US Agent of payment by the Borrowers of all fees contemplated in paragraph 14 above.

     16. REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this First Amendment, the Borrowers hereby represent and warrant to the Banks as follows:

          (a) Each Borrower has all requisite power and authority to execute this First Amendment and to perform all of its obligations hereunder.

          (b) The execution, delivery and performance by each Borrower of this First Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commissions, board, bureau, agency or instrumentality, domestic or foreign (ii) violate (A) any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to such Borrower or (B) the articles of incorporation or by-laws of such Borrower, or (ii) result in the breach or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected.

          (c) The representations and warranties contained in ARTICLE VI of the Credit Agreement are true and correct as of the date hereof as though made on and as of this date, except to the extent that such representations and warranties relate solely to an earlier date.

          (d) No event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement.

     17. NO WAIVER. The execution of this First Amendment shall not be deemed to be a waiver of any Default or Event of Default or breach, default or event of default under any other Loan Document, whether or not known to any Agent or Bank and whether or not existing on the date of this First Amendment.

     18. COSTS AND EXPENSES. Each Borrower hereby reaffirms its agreement under SECTION 11.4 of the Credit Agreement to pay or reimburse the Agents, among other costs and expenses, all expenses incurred by the Agents in connection with the negotiation, preparation and execution of this First Amendment, including without limitation, all reasonable fees and disbursements of legal counsel to the Agents.

     19. REFERENCES. Except as expressly amended hereby, all provisions of the Loan Documents shall remain in full force and effect. After the effective date hereof, each reference appearing in any Loan Document or any other document executed in connection with the Credit Agreement to the "Credit Agreement" or to "this Agreement", "hereunder" or "hereof" or words of like import referring to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     20. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one in the same instrument. So long as this First Amendment has been executed by the Required Banks, it shall become effective notwithstanding that it has not been executed by all Banks.


                              [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                            G&K SERVICES, INC.

                                              By      s/Timothy W. Kuck
                                                 -----------------------------
                                                Its      CFO
                                                   ---------------------------


                                                      WORK WEAR CORPORATION OF
                                                                   CANADA LTD.

                                              By      s/Timothy W. Kuck
                                                 -----------------------------
                                                Its      CFO
                                                   ---------------------------


                                                       NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION, as US Agent

                                              By      s/Michael J. McGroarty
                                                 -----------------------------
                                                Its      Vice President
                                                   ---------------------------


                                                       FIRST CHICAGO NBD BANK,
                                                     CANADA, as Canadian Agent

                                              By      s/Gary C. Wilson
                                                 -----------------------------
                                                Its      First Vice President
                                                   ---------------------------


                                                                  AMSOUTH BANK

                                              By
                                                 -----------------------------
                                                Its
                                                   ---------------------------


                                                BANK OF AMERICA NATIONAL TRUST
                                                       AND SAVINGS ASSOCIATION

                                              By      s/R. Guy Stapelton
                                                 -----------------------------
                                                Its      Managing Director
                                                   ---------------------------


                                                                BANQUE PARIBAS

                                              By      s/Karen E. Coons
                                                 -----------------------------
                                                Its      Vice President
                                                   ---------------------------

                                            THE BANK OF TOKYO-MITSUBISHI, LTD.

                                              By
                                                 -----------------------------
                                                Its
                                                   ---------------------------


                                                                 COMERICA BANK

                                              By      s/Timothy H. O'Rourke
                                                 -----------------------------
                                                Its      Vice Predsident
                                                   ---------------------------


                                                         CORESTATES BANK, N.A.

                                              By      s/David C. Hauglid
                                                 -----------------------------
                                                Its      Vice President
                                                   ---------------------------


                                                           CAISSE NATIONALE DE
                                                               CREDIT AGRICOLE

                                              By
                                                 -----------------------------
                                                Its
                                                   ---------------------------


                                                              DG BANK DEUTSCHE
                                                      GENOSSENSCHAFTSBANK, NEW
                                                                   YORK BRANCH

                                              By      s/Linda J. O'Connell
                                                 -----------------------------
                                                Its      Vice President
                                                   ---------------------------


                                                  FIRST AMERICAN NATIONAL BANK

                                              By      s/ Illegible
                                                 -----------------------------
                                                Its      Bank Officer
                                                   ---------------------------


                                                     FIRST UNION NATIONAL BANK

                                              By      s/David C. Hauglid
                                                 -----------------------------
                                                Its      Vice President
                                                   ---------------------------

                                                           FLEET NATIONAL BANK

                                              By
                                                 -----------------------------
                                                Its
                                                   ---------------------------


                                                 HARRIS TRUST AND SAVINGS BANK

                                              By      s/Illegible
                                                 -----------------------------
                                                Its      Vice President
                                                   ---------------------------


                                                        HIBERNIA NATIONAL BANK

                                              By      s/Illegible
                                                 -----------------------------
                                                Its      Portfolio Manager
                                                   ---------------------------


                                                  THE LONG-TERM CREDIT BANK OF
                                                                   JAPAN, LTD.

                                              By      s/Armund J. Schoen, Jr.
                                                 -----------------------------
                                                Its      Senior Vice President
                                                   ---------------------------


                                                  M&I MARSHALL AND ILSLEY BANK

                                              By      s/Illegible
                                                 -----------------------------
                                                Its  Assistant Vice President
                                                   ---------------------------


                                                      THE MITSUBISHI TRUST AND
                                                           BANKING CORPORATION

                                              By
                                                 -----------------------------
                                                Its
                                                   ---------------------------


                                                            NATIONAL CITY BANK

                                              By      s/Diego Tobon
                                                 -----------------------------
                                                Its      Vice President
                                                   ---------------------------

                                                                      NBD BANK

                                              By      s/Marguerite C. Gordy
                                                 -----------------------------
                                                Its      Vice President
                                                   ---------------------------


                                                                  REGIONS BANK

                                              By      s/James E. Schmalz
                                                 -----------------------------
                                                Its      Vice President
                                                   ---------------------------


                                                       THE SANWA BANK, LIMITED

                                              By      s/Gordon R. Holtby
                                                 -----------------------------
                                                Its  Vice President & Manager
                                                   ---------------------------


                                               SUNTRUST BANK, CENTRAL FLORIDA,
                                                          NATIONAL ASSOCIATION

                                              By      s/Illegible
                                                 -----------------------------
                                                Its      Vice President
                                                   ---------------------------


                                                           WACHOVIA BANK, N.A.

                                              By      s/Illegible
                                                 -----------------------------
                                                Its      Vice President
                                                   ---------------------------